Exhibit 99-B.4.30

                    Aetna Life Insurance and Annuity Company

                        Home Office: 151 FARMINGTON AVE.
                           HARTFORD, CONNECTICUT 06156
                                 (203) 273-0123

                               Herein called Aetna

Agrees to pay the benefits stated in this Contract.


THE VARIABLE FEATURES OF THIS CONTRACT ARE DESCRIBED IN PARTS III AND IV.

                                 RIGHT TO CANCEL

The Contract Holder may cancel this Contract within 10 days of receiving it, by returning this Contract along with a written notice to Aetna at the above address or to the agent from whom it was purchased. Within 7 days after it receives the notice of cancellation and this Contract at its Home Office, Aetna will return the entire consideration paid; plus any increase or minus any decrease in the cash value of any funds allocated to the Separate Accounts.

This page, the following pages, and the application make up the entire Contract.

Signed at the Home Office on the Effective Date.

    /s/ George N. Gingold                             /s/ William O. Bailey
         Secretary                                         President

           INDIVIDUAL VARIABLE, FIXED, OR COMBINATION ANNUITY CONTRACT
                                NON-PARTICIPATING

               ALL PAYMENTS AND VALUES PROVIDED BY THIS CONTRACT,
           WHEN BASED ON INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT,
         ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.


G-CDA-HD (XC)
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                                 SPECIFICATIONS

PLAN

TYPE OF PLAN

CONTRACT HOLDER

GROUP CONTRACT NO.

EFFECTIVE DATE

THIS CONTRACT IS DELIVERED IN
AND IS SUBJECT TO THE LAWS OF THAT JURISDICTION

THIS CONTRACT MAY NOT BE SUITABLE IF ONLY ONE (1) LARGE PURCHASE PAYMENT IS
MADE.


Guaranteed Interest Rate - There is a guaranteed interest rate for Purchase Payment(s) held in the General Account. (See 3.03.)

Surrender Fee - There will be a charge deducted for early surrender.
(See Part V.)

Deductions from the Separate Account - There will be deductions for mortality and expense risks and administrative fees. (See 3.07.)

Deduction from Purchase Payment(s) - Purchase Payment(s) are subject to a deduction for premium taxes, if any. (See 3.01.)

This Contract is a legal contract and constitutes the entire legal relationship between Aetna and the Contract Holder.

READ THIS CONTRACT CAREFULLY. This Contract sets forth, in detail, all of the rights and obligations of both you and Aetna. IT IS THEREFORE IMPORTANT THAT YOU READ THIS CONTRACT CAREFULL.


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                                TABLE OF CONTENTS
                             I. GENERAL DEFINITIONS

                                                                            Page

1.01.    Annuitant............................................................5
1.02.    Annuity..............................................................5
1.03.    Fixed Account........................................................5
1.04.    Fixed Annuity........................................................5
1.05.    Fund(s)..............................................................5
1.06.    General Account......................................................5
1.07.    Participant..........................................................5
1.08.    Plan.................................................................5
1.09.    Purchase Payments....................................................5
1.10.    Separate Accounts....................................................5
1.11.    Valuation Period (Period)............................................5
1.12.    Variable Annuity.....................................................5

                             II. GENERAL PROVISIONS

2.01.    Change of Contract...................................................6
2.02.    Change of Fund(s)....................................................6
2.03.    Non-Participating Contract...........................................7
2.04.    Payments.............................................................7
2.05.    State Laws...........................................................7
2.06.    Control of Contract..................................................7
2.07.    Designation of Beneficiary...........................................7
2.08.    Misstatements and Adjustments........................................7
2.09.    Incontestability.....................................................7
2.10.    Grace Period.........................................................7
2.11     Individual Certificates..............................................7

         III. PURCHASE PAYMENT, CURRENT VALUE AND SURRENDER PROVISIONS

3.01.    Net Purchase Payment(s):.............................................8
3.02.    Individual Accounts..................................................8
3.03.    Guaranteed Interest Rate - Fixed Account.............................8
3.04.    Experience Credits...................................................8
3.05.    Maintenance Fee......................................................8
3.06.    Fund(s) Record Units - Separate Account..............................8
3.07.    Net Return Factor(s) - Separate Account..............................8
3.08.    Fund(s) Record Unit Value - Separate Account.........................9
3.09     Current Value........................................................9
3.10.    Transfer of Current Value from the Funds.............................9
3.11.    Transfer of Current Value from the Fixed Account.....................9
3.12.    Notice to the Contract Holder.......................................10
3.13     Sum Payable at Death (Before Annuity Payments Start)................10
3.14.    Surrender Value.....................................................10
3.15.    Payment of Surrender Value..........................................10
3.16.    Reinstatement.......................................................10
3.17.    Reinstatement.......................................................10


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                             IV. ANNUITY PROVISIONS

4.01.    Choices to be Made..................................................11
4.02.    Terms of Annuity Options............................................11
4.03.    Death of Annuitant/Beneficiary......................................12
4.04.    Fund(s) Annuity Units - Separate Account............................12
4.05.    Fund(s) Annuity Unit Value - Separate Account.......................12
4.06.    Annuity Options.....................................................13

                              V. SPECIAL PROVISIONS

5.01     Deferred Compensation Plan..........................................21
5.02.    Allocated Pension or Profit Sharing Plan............................22
5.03.    Unallocated Pension or Profit Sharing Plan..........................23
5.04.    Tax Deferred Annuity Plan...........................................24

                                VI. FEE SCHEDULE

6.01.    Maintenance Fee.....................................................26
6.02.    Surrender Fee.......................................................26
6.03     Table of Values - Fixed Account.....................................27


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      I. GENERAL DEFINITIONS

1.01. Annuitant - A person on whose life an Annuity has been effected under this Contract.

1.02. Annuity - Payment of an income:

      (a) for the life of one or two persons;

      (b) for a stated period, or amount; or,

      (c) for some mix of (a) and (b).

1.03. Fixed Account - An accumulation option with a guaranteed minimum interest rate. Aetna may credit a higher rate which is not guaranteed.

1.04. Fixed Annuity - An Annuity with payments which do not vary in amount.

1.05. Fund(s) - The open-end registered management investment companies (mutual funds) made available by Aetna under this Contract.

1.06. General Account - The Account holding the assets of Aetna, other than those assets held in the Separate Accounts.

1.07. Participant - A person who participates in the Plan named on the Specifications page of this Contract.

1.08. Plan - The Plan named on the Specifications page. The term includes all written documents describing the Plan. The Plan is not a part of the Contract. Aetna is not bound by the terms of the Plan.

1.09. Purchase Payments - Payments made to Aetna.

1.10. Separate Accounts - Accounts set up by Aetna under the Connecticut Insurance Laws which purchase shares of the Fund(s).

1.11. Valuation Period (Period) - The period of time from the end of one business day on the New York Stock Exchange to the end of the next business day.

1.12. Variable Annuity - An Annuity with payments which vary with the net investment results of a Separate Account.


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      II. GENERAL PROVISIONS

2.01. Change of Contract: Only an authorized officer of Aetna may change the terms of this Contract. Aetna will notify the Contract Holder in writing at least 30 days before the effective date of any change. Any change will not affect the amount of terms of any Annuity which begins before the change.

      Any change that affects the following provisions of this Contract will not apply to any individual participating under this Contract before the effective date of the change:

      (a)   Net Purchase Payment(s);

      (b)   Guaranteed Interest Rate - Fixed Account;

      (c)   Net Return Factor(s) - Separate Account;

      (d)   Current Value;

      (e)   Surrender Value;

      (f)   Fund(s) Annuity Unit Value - Separate Account.

      (g)   Fixed Annuity minimum interest rate; and

      (h)   Maximum transfer, maintenance or surrender fees.

      Any change that affects the Annuity Options, and the Tables for the Options, can only be made:

      (a)   no earlier than 12 months after the Effective Date of this Contract;
            and

      (b) no earlier than 12 months after the effective date of any such prior change.

      New Participants covered under this Contract on or after the effective date of any change will be subject to the change. If the Contract Holder does not agree to any change under this provision, no new Participants will be covered under this Contract. Aetna will continue to accept Purchase Payments for the Participants covered under this Contract before the change. This Contract may also be changed as required by federal or state law.

2.02. Change of Fund(s): Aetna, or the Separate Account and the Fund(s), may:

      (a)   change the Fund(s) which may be invested in by the Separate Account;
            and

      (b) replace the shares of any Fund(s) held in the Separate Account with shares of any other Fund(s).

      Changes must be:

      (1) approved by a majority vote of persons having an interest in the Separate Account and the Fund(s); or

      (2)   deemed necessary by Aetna under the Investment Company Act of 1940;
            or

      (3) deemed necessary by Aetna to accomplish the purpose of the Separate Account.

      Aetna will notify the Contract Holder of any change.

2.03. Non-Participating Contract: The Contract Holder, Participants, or beneficiaries will not have a right to share in the earnings of Aetna.


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2.04. Payments: Aetna will make Annuity payments as and when due. Aetna will make other payments within 7 days of receipt at its Home Office of a written claim for payment which is in good order, except as provided in 3.15.

2.05. State Laws: This Contract complies with the laws of the state in which it is delivered. Any cash, death or Annuity payments are equal to or greater than the minimum required by such laws. Annuity tables for legal reserve valuation shall be as required by state law. Such tables may be different from annuity tables used to determine Annuity payments.

2.06. Control of Contract: See Part V.

2.07. Designation of Beneficiary: See Part V. The beneficiary may be changed at any time.

2.08. Misstatements and Adjustments: If Aetna finds the age, or any other relevant facts to be misstated, the correct facts will be used to adjust payments.

2.09. Incontestability: Aetna cannot cancel this Contract because of any error of fact on the application.

2.10. Grace Period: This Contract will remain in effect even if Purchase Payments are not continued.

2.11 Individual Certificates: Aetna shall issue certificates to the Contract Holder or Participants as required by the State in which this Contract is delivered. The certificate will summarize certain provisions of the Contract. Certificates are for information only and are not a part of the Contract.


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      III. PURCHASE PAYMENT, CURRENT VALUE AND SURRENDER PROVISIONS

3.01. Net Purchase Payment(s): The actual Purchase Payment less any premium tax. As a rule, Aetna will deduct the premium tax when Annuity benefits are purchased (see Part IV). If Aetna determines that it must pay a premium tax when Purchase Payments are received or at any other time, it will deduct the tax at that time.

      The Net Purchase Payment(s) will be credited to:

      (a)   the Fixed Account;

      (b)   the Fund(s) in which the Separate Account invests.

      Aetna must be told the percentage of the Net Purchase Payment(s) to be applied to each investment above.

      During any calendar year, Aetna may be told to change the investment mix four times. If additional changes are allowed, each may be subject to a fee of up to $10.

3.02. Individual Accounts: See Part V.

3.03. Guaranteed Interest Rate - Fixed Account: On any Purchase Payment(s) made to the Fixed Account, Aetna will add interest daily at any annual rate no less than 4%. Aetna may add interest daily at any higher rate determined by its Board of Directors.

3.04. Experience Credits: Aetna may apply Experience Credits under this Contract. Any such Credit will be computed as decided by Aetna.

3.05. Maintenance Fee: See Part V.

3.06. Fund(s) Record Units - Separate Account: The portion of the Net Purchase Payment(s) applied to the Separate Account will determine the number of Fund(s) Record Units. This number is equal to a Net Purchase Payment divided by the Fund(s) Record Unit Value (see 3.08) for the Valuation Period in which the Purchase Payment is received in good order.

3.07. Net Return Factor(s) - Separate Account: The Net Return Factors are used to compute all Separate Account values and payments for any Fund.

      The Net Return Factor for each Fund is equal to 1.0000000 plus the Net Return Rate.

      The Net Return Rate is equal to:

      (a) The value of the shares of the Fund held by the Separate Account at the end of a Valuation Period; minus

      (b) the value of the shares of the Fund held by the Separate Account at the start of the Valuation Period; plus or minus

      (c) taxes (or reserves for taxes) on the Separate Account (if any); divided by

      (d) the total value of the Fund Record Units and Fund Annuity Units of the Separate Account (see 3.08 and 4.05) at the start of the Valuation Period; minus

      (e)   a daily actuarial charge at an annual rate of 1.25% for annuity


                                       8
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            mortality and expense risks and profit; and a daily administrative charge which will not exceed .25% on an annual basis.

      A Net Return Rate may be more or less than 0.

      The value of a share of the Fund is equal to the net assets of the Fund divided by the number of shares outstanding.

      The administrative charge may be changed annually except for amounts which have been used to purchase an annuity. This charge will not exceed .25%.

3.08. Fund(s) Record Unit Value - Separate Account: The Fund(s) Record Unit Value is computed by multiplying the Net Return Factor for the current Valuation Period by the Fund(s) Record Unit Value for the previous Period. The dollar value of the Fund(s) Record Units, Separate Account assets, and Variable Annuity payments may go up or down due to investment gain or loss.

3.09  Current Value: The Current Value (See Part V) is equal to:

      (a) Any amounts in the Fixed Account, including Fixed Account interest added by Aetna; plus

      (b)   The sum of any Separate Account Record Unit value(s); plus

      (c)   Any amount due to Experience Credits; less

      (d)   Any Maintenance Fee(s) due.

      Current Value does not include amounts used to purchase an Annuity.

3.10. Transfer of Current Value from the Funds: Before an annuity option is elected, all or any portion of the Current Value may be transferred from any Fund to any other Fund or to the Fixed Account

      Four transfers of Current Value can be made during a calendar year period. If additional transfers are allowed, each may be subject to a fee of up to $10.

3.11. Transfer of Current Value from the Fixed Account: 10% of the Current Value held in the Fixed Account may be transferred to any Fund(s). Such transfer will be:

      (a)   without charge;

      (b)   allowed once per calendar year;

      (c)   not allowed under an annuity option.

      Aetna may, on a temporary basis, allow any larger percent to be transferred.

      The Current Value of the Fixed Account, as used above, is the value when the request is received at the Home Office of Aetna.

3.12. Notice to the Contract Holder: Aetna will notify the Contract Holder each year of:

      (a)   The value of any amounts held in:

            (1)   the Fixed Account; and

            (3)   the Fund(s) for the Separate Account; and


      (b)   the number of any Fund(s) Record Units; and

      (c)   the Fund(s) Record Unit Value(s); and

      (d)   the Surrender Value of these amounts.


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      Such number or values will be as of a date no more than 60 days before the date of the notice.

      If this Contract is issued for a Tax Deferred Annuity Plan, the above notice will be sent to each Participant.

3.13. Sum Payable at Death (Before Annuity Payments Start): See Part V.

3.14. Surrender Value: See Part V.

3.15. Payment of Surrender Value: Under certain emergency conditions, Aetna may defer payment:

      (a)   for a period of up to 6 months (unless not allowed by state law);
            and

      (b)   as provided by federal law.

3.16. Reinstatement: All or a portion of the proceeds of a full surrender of this Contract may be reinvested within 30 days after the surrender if allowed by law. Any Maintenance Fee and Surrender Fee charged at the time of surrender on the amount being reinvested will be included in the reinstatement. Amounts will be reinstated among the Fixed Account and Separate Account in the same proportion as they were at the time of surrender. The number of Record Units reinstated will be based on the Record Unit Value(s) next computed after receipt at Aetna's Home Office of the reinstatement request and the amount to be reinvested.

      Any Maintenance Fee which falls due after the surrender and before the reinstatement will be deducted from the amount reinstated.

      Reinstatement is permitted only once.

3.17 Payment of Current Value: Aetna may pay in a lump sum any Current Value if Purchase Payments have not been received for three full years and the Current Value is less than $2,000. Such Current Value paid may not be reinstated.


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      IV. ANNUITY PROVISIONS

4.01. Choices to be Made: Aetna will pay the Current Value (minus any premium tax) as a premium for an Annuity under Option 4 with no guaranteed period. Any other Annuity Option may be elected by telling Aetna to pay all or any portion of the Current Value (minus any premium tax) as a premium for an Annuity under Option 2, 3, 4 or 5 (see 4.06). The first Annuity payment must generally be made no later than the first day of the month following the Annuitant's 75th birthday. Aetna may be told to make the first Annuity payment during any prior month.

      When an Option is chosen, Aetna must also be told whether payments are to be made other than monthly and (except for Option 2) to pay:

      (a)   a Fixed Annuity using the General Account; or

      (b) a Variable Annuity using any of the Fund(s) made available by Aetna for Annuity purposes; or

      (c)   a mix of (a) and (b).

      If a Fixed Annuity is chosen, Aetna will add interest daily at an annual rate no less than 3.5%. Aetna may add interest daily at any higher rate.

      If a Variable Annuity is chosen, an Assumed Annual Net Return Rate of 5% may be chosen. If not chosen, Aetna will use an Assumed Annual Net Return Rate of 3.5%.

4.02. Terms of Annuity Options:

      (a) When payments start, the age of the Annuitant plus the number of years for which payments are guaranteed must not exceed 95.

      (b) The present value of the expected payments to the Annuitant when payments start shall be more than 50% of the present value of the total expected payments to be made; this restriction does not apply if Option 5 is chosen and the second Annuitant is the spouse of the Annuitant.

      (c) No choice of any Annuity Option may be made if the first payment would be less than $20 or if the total payments in a year would be less than $100.

      (d) If a Fixed Annuity under Option 3, 4 or 5 is chosen and a larger payment would result from applying the surrender value to a single premium immediate annuity currently offered by Aetna to the same class of Annuitants, Aetna will make the larger payment.

      (e) Age, where used in the following tables, means age on the birthday closest to the date of the first payment.

            The annuity rates for Options 4 and 5 are percentages blended of the male and female mortality rates from 1983 Table a, based on upon Aetna experience. The annuity rates do not differ by sex. A more complete description of the rates has been filed with the office of the New York Department of Insurance.

      (f) Assumed Annual Net Return Rate is the interest rate used to determine the amount of the first Annuity payment under a Variable


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            Annuity. The Separate Account must earn this rate plus enough to cover the mortality and expense risk and administrative fee charges if future Variable Annuity payments are to remain level.

4.03. Death of Annuitant/Beneficiary: When an Annuitant dies any remaining payments will be continued to the beneficiary. If the beneficiary is not a person or persons, the present value of any remaining payments will be paid in one sum. If no beneficiary exists, the present value of any remaining payments will be paid in one sum to the estate of the Annuitant.

      If a beneficiary dies while under Option 1; or while receiving Annuity payments, the present value of any remaining payments will be paid in one sum to the estate of the beneficiary. The interest rate used to determine the first payment will be used to calculate the present value.

4.04. Fund(s) Annuity Units - Separate Account: The number of Fund(s) Annuity Units is based on the amount of the first Variable Annuity payment which is equal to:

      (a) the portion of the Current Value (minus any premium tax) applied to pay a Variable Annuity; divided by

      (b)   1,000; times

      (c)   the payment rate for the Option chosen.

      Such amount, or portion, of the variable payment will be divided by the Fund(s) Annuity Unit Value (see 4.05) on the tenth Valuation Period before the due date of the first payment to determine the number of Fund(s) Annuity Units. The number of Fund(s) Annuity Units remains fixed. Each future payment is equal to this number times the Fund(s) Annuity Unit Value on the tenth Valuation Period prior to the due date of the payment.

4.05. Fund(s) Annuity Unit Value - Separate Account: For any Valuation Period the Fund(s) Annuity Unit Value is equal to:

      (a)   the Value for the previous Period; times

      (b)   the Net Return Factor(s) (see 3.07) for the Period; times

      (c)   a factor to reflect the Assumed Annual Net Return Rate.

      The factor for 3.5% per year is .9999058; for 5% per year it is .9998663.

      The dollar value of the Fund(s) Annuity Unit Values and payments may go up or down due to investment gain or loss.

      If Variable Annuity payments are not to decrease, Aetna must earn a gross return on the assets of the Separate Account of:

      o 4.75% on an annual basis, plus an annual return of up to .25% needed to offset the administrative charge set at the time Annuity payments commenced, if an Assumed Annual Net Return Rate of 3.5% is chosen; or,

      o 6.25% on an annual basis, plus an annual return of up to .25% needed to offset the administrative charge set at the time Annuity payments commence, if an Assumed Annual Net Return Rate of 5% is chosen.

      Payments shall not be changed due to changes in the mortality or expense results or administrative charges.


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4.06. Annuity Options:

      Option 1 - Payment of Interest on Sum Left with Aetna - This Option may be used only by the beneficiary when the Participant dies before Aetna has started paying an Annuity. A portion or all of the sum paid upon death may be held under this Option and will be held in the General Account of Aetna at interest (see 4.01). The beneficiary may later tell Aetna to:

      (a)   pay a portion, or all, of the sum held by Aetna; or

      (b) apply a portion, or all, of the sum held by Aetna to any Annuity Option below.

      Option 2 - Payments of a Stated Dollar Amount - This Option may only be elected as a Fixed Annuity. An Annuity of a chosen amount will be paid until no funds are left. The payments to be made in a year must be greater than $65 for each $1,000 applied to this Option, but cannot exceed an amount which would deplete the funds in less than 3 years.

      During any year, Aetna reserves the right to make as a minimum payment an amount equal to 105% of the interest for that year.

      Option 3 - Payments for a Stated Period of Time - An Annuity will be paid for the number of years chosen.

      The number of years must be at least 3 and not more than 30.

      If payments for this Option are made under a Variable Annuity, the present value of any remaining payments may be withdrawn at any time. If a withdrawal is requested within 3 years after the start of payments, it will be treated as a surrender (see Part V).

      Option 4 - Life Income - An Annuity will be paid for the life of the Annuitant. If also chosen, Aetna will guarantee payments for 60, 120, 180, or 240 months.

      Option 5 - Life Income for Two Payees - An Annuity will be paid during the lives of the Annuitant and a second Annuitant. At the death of either, payments will continue to the survivor. When this Option is chosen, a choice must be made of:

      (a)   100% of the payment to continue to the survivor;

      (b)   662/3% of the payment to continue to the survivor;

      (c)   50% of the payment to continue to the survivor; or

      (d) Payments for a minimum of 120 months, with 100% of the payment to continue to the survivor.

      Other Options - Aetna may make other options available as allowed by the laws of the state in which this Contract is delivered.


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                                    OPTION 3
                      PAYMENTS FOR A STATED PERIOD OF TIME

                 AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                 AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

      Rates for a Fixed Annuity with Guaranteed Interest Rate of 3.5%; and
        Rates for a Variable Annuity with Assumed Net Return Rate of 3.5%

Years of       Amount of     Years of     Amount of     Years of     Amount of
Payments       Payments      Payments     Payments      Payments     Payments
--------       --------      --------     --------      --------     --------

   3            $29.19          13          $7.94          22          $5.39
   4             22.27          14           7.49          23           5.24
   5             18.12          15           7.10          24           5.09
   6             15.35          16           6.76          25           4.96
   7             13.38          17           6.47          26           4.84
   8             11.90          18           6.20          27           4.73
   9             10.75          19           5.97          28           4.63
   10             9.83          20           5.75          29           4.53
   11             9.09          21           5.56          30           4.45
   12             8.46

         Rates for a Variable Annuity with Assumed Net Return Rate of 5%

Years of       Amount of     Years of     Amount of     Years of     Amount of
Payments       Payments      Payments     Payments      Payments     Payments
--------       --------      --------     --------      --------     --------

   3            $29.80          13          $8.64          22          $6.17
   4             22.89          14           8.20          23           6.02
   5             18.74          15           7.82          24           5.88
   6             15.99          16           7.49          25           5.76
   7             14.02          17           7.20          26           5.65
   8             12.56          18           6.94          27           5.54
   9             11.42          19           6.71          28           5.45
   10            10.51          20           6.51          29           5.36
   11             9.77          21           6.33          30           5.28
   12             9.16


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                                    OPTION 4
                                   LIFE INCOME

                 AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                 AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

      Rates for a Fixed Annuity with Guaranteed Interest Rate of 3.5%; and
        Rates for a Variable Annuity with Assumed Net Return Rate of 3.5%

                Payments Guaranteed for a Stated Period of Months

 Age of
Annuitant    None         60            120              180           240
---------    ----       ------        -------          -------       -------

   50       $4.34       $4.34          $4.31            $4.27         $4.22
   51        4.41        4.40           4.38             4.33          4.27
   52        4.48        4.47           4.45             4.40          4.32
   53        4.56        4.55           4.52             4.46          4.38
   54        4.64        4.63           4.59             4.53          4.44

   55        4.72        4.71           4.67             4.60          4.50
   56        4.81        4.80           4.75             4.67          4.56
   57        4.91        4.89           4.84             4.75          4.62
   58        5.01        4.99           4.93             4.83          4.69
   59        5.12        5.10           5.03             4.92          4.75

   60        5.23        5.21           5.13             5.00          4.82
   61        5.36        5.33           5.24             5.09          4.88
   62        5.49        5.45           5.35             5.19          4.95
   63        5.63        5.59           5.47             5.28          5.02
   64        5.78        5.73           5.60             5.38          5.08

   65        5.94        5.89           5.73             5.48          5.15
   66        6.11        6.05           5.87             5.58          5.21
   67        6.29        6.22           6.02             5.69          5.27
   68        6.49        6.41           6.17             5.79          5.33
   69        6.70        6.60           6.33             5.90          5.38

   70        6.92        6.81           6.49             6.00          5.43
   71        7.17        7.04           6.66             6.10          5.48
   72        7.43        7.27           6.84             6.20          5.52
   73        7.71        7.53           7.02             6.30          5.55
   74        8.02        7.80           7.20             6.39          5.59

   75        8.35        8.08           7.38             6.48          5.62

         Rate for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                    OPTION 4

                                   LIFE INCOME

                 AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                 AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

        Rates for a Variable Annuity with Assumed Net Return Rate of 5.0%

                Payments Guaranteed for a Stated Period of Months

 Age of
Annuitant       None           60             120             180          240
---------       ----         ------         -------         -------      -------

   50           $5.26         $5.25          $5.22           $5.17        $5.11
   51            5.33          5.32           5.28            5.23         5.15
   52            5.40          5.38           5.34            5.29         5.20
   53            5.47          5.45           5.41            5.35         5.26
   54            5.54          5.53           5.48            5.41         5.31

   55            5.63          5.61           5.56            5.47         5.36
   56            5.71          5.69           5.63            5.54         5.42
   57            5.80          5.78           5.72            5.61         5.47
   58            5.90          5.88           5.81            5.69         5.53
   59            6.01          5.98           5.90            5.77         5.59

   60            6.12          6.09           6.00            5.85         5.65
   61            6.24          6.21           6.10            5.93         5.71
   62            6.37          6.33           6.21            6.02         5.77
   63            6.51          6.46           6.33            6.11         5.83
   64            6.66          6.60           6.45            6.20         5.89

   65            6.82          6.75           6.57            6.30         5.95
   66            6.99          6.91           6.71            6.39         6.01
   67            7.17          7.08           6.85            6.49         6.06
   68            7.36          7.27           6.99            6.59         6.12
   69            7.57          7.46           7.15            6.69         6.17

   70            7.80          7.67           7.30            6.78         6.21
   71            8.05          7.89           7.47            6.88         6.25
   72            8.31          8.13           7.64            6.97         6.29
   73            8.59          8.38           7.81            7.06         6.33
   74            8.90          8.64           7.99            7.15         6.36

   75            9.23          8.93           8.16            7.23         6.38

        Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                    OPTION 5

                           LIFE INCOME FOR TWO PAYEES

                         JOINT AND LAST SURVIVOR ANNUITY
                              100% TO THE SURVIVOR
                                NO MINIMUM PERIOD

                 AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                 AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

      Rates for a Fixed Annuity with Guaranteed Interest Rate of 3.5%; and
        Rates for a Variable Annuity with Assumed Net Return Rate of 3.5%

                             Age of Second Annuitant

 Age of
Annuitant    45      50      55      60     65      70      75      80      85
---------    --      --      --      --     --      --      --      --      --

   45      $3.69   $3.75   $3.81   $3.84  $3.87   $3.90   $3.91   $3.92   $3.92
   50       3.75    3.89    3.97    4.04   4.09    4.13    4.15    4.17    4.18
   55       3.81    3.97    4.16    4.27   4.35    4.42    4.47    4.50    4.51
   60       3.84    4.04    4.27    4.51   4.66    4.78    4.86    4.92    4.95
   65       3.87    4.09    4.35    4.66   4.99    5.19    5.35    5.46    5.53
   70       3.90    4.13    4.42    4.78   5.19    5.67    5.95    6.17    6.31
   75       3.91    4.15    4.47    4.86   5.35    5.95    6.64    7.04    7.34
   80       3.92    4.17    4.50    4.92   5.46    6.17    7.04    8.04    8.63
   85       3.92    4.18    4.51    4.95   5.53    6.31    7.34    8.63   10.05

         Rates for a Variable Annuity with Assumed Net Return Rate of 5%

                             Age of Second Annuitant

 Age of
Annuitant    45      50      55      60     65      70      75      80      85
---------    --      --      --      --     --      --      --      --      --

   45      $4.63   $4.68   $4.73   $4.77  $4.80   $4.82   $4.84   $4.85   $4.86
   50       4.68    4.80    4.88    4.95   5.00    5.04    5.06    5.08    5.10
   55       4.73    4.88    5.04    5.15   5.24    5.30    5.35    5.39    5.41
   60       4.77    4.95    5.15    5.37   5.52    5.63    5.72    5.79    5.83
   65       4.80    5.00    5.24    5.52   5.83    6.04    6.20    6.31    6.39
   70       4.82    5.04    5.30    5.63   6.04    6.49    6.77    6.99    7.15
   75       4.84    5.06    5.35    5.72   6.20    6.77    7.45    7.86    8.16
   80       4.85    5.08    5.39    5.79   6.31    6.99    7.86    8.84    9.43
   85       4.86    5.10    5.41    5.83   6.39    7.15    8.16    9.43   10.86

        Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                    OPTION 5

                           LIFE INCOME FOR TWO PAYEES

                         JOINT AND LAST SURVIVOR ANNUITY
                             66 2/3% TO THE SURVIVOR
                                NO MINIMUM PERIOD

                 AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                 AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

      Rates for a Fixed Annuity with Guaranteed Interest Rate of 3.5%; and
        Rates for a Variable Annuity with Assumed Net Return Rate of 3.5%

                             Age of Second Annuitant

 Age of
Annuitant      45      50      55      60     65      70      75      80     85
---------      --      --      --      --     --      --      --      --     --

   45        $3.94   $4.05   $4.18   $4.32  $4.48   $4.66   $4.84   $5.02  $5.19
   50         4.05    4.20    4.35    4.51   4.69    4.89    5.09    5.30   5.49
   55         4.18    4.35    4.54    4.73   4.95    5.18    5.42    5.65   5.87
   60         4.32    4.51    4.73    4.99   5.25    5.53    5.82    6.11   6.37
   65         4.48    4.69    4.95    5.25   5.61    5.97    6.33    6.69   7.02
   70         4.66    4.89    5.18    5.53   5.97    6.49    6.96    7.43   7.88
   75         4.84    5.09    5.42    5.82   6.33    6.96    7.73    8.39   9.02
   80         5.02    5.30    5.65    6.11   6.69    7.43    8.39    9.54  10.46
   85         5.19    5.49    5.87    6.37   7.02    7.88    9.02   10.46  12.15

         Rates for a Variable Annuity with Assumed Net Return Rate of 5%

                             Age of Second Annuitant

 Age of
Annuitant      45      50      55      60     65      70      75      80     85
---------      --      --      --      --     --      --      --      --     --

    45       $4.87   $4.99   $5.12   $5.27  $5.44   $5.64   $5.86   $6.09  $6.30
    50        4.99    5.12    5.26    5.43   5.63    5.85    6.09    6.33   6.57
    55        5.12    5.26    5.44    5.63   5.85    6.11    6.38    6.65   6.92
    60        5.27    5.43    5.63    5.87   6.14    6.44    6.75    7.07   7.38
    65        5.44    5.63    5.85    6.14   6.49    6.84    7.23    7.62   8.00
    70        5.64    5.85    6.11    6.44   6.84    7.35    7.84    8.34   8.83
    75        5.86    6.09    6.38    6.75   7.23    7.84    8.60    9.28   9.93
    80        6.09    6.33    6.65    7.07   7.62    8.34    9.28   10.42  11.35
    85        6.30    6.57    6.92    7.38   8.00    8.83    9.93   11.35  13.04

        Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                    OPTION 5

                           LIFE INCOME FOR TWO PAYEES

                         JOINT AND LAST SURVIVOR ANNUITY
                               50% TO THE SURVIVOR
                                NO MINIMUM PERIOD

                 AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                 AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

      Rates for a Fixed Annuity with Guaranteed Interest Rate of 3.5%; and
        Rates for a Variable Annuity with Assumed Net Return Rate of 3.5%

                             Age of Second Annuitant

 Age of
Annuitant      45      50      55      60     65      70      75      80     85
---------      --      --      --      --     --      --      --      --     --

   45        $4.07   $4.22   $4.40   $4.61  $4.87   $5.17   $5.49   $5.84  $6.18
   50         4.22    4.37    4.56    4.79   5.06    5.39    5.75    6.13   6.51
   55         4.40    4.56    4.76    5.00   5.31    5.66    6.06    6.49   6.91
   60         4.61    4.79    5.00    5.27   5.61    6.01    6.46    6.95   7.43
   65         4.87    5.06    5.31    5.61   5.99    6.44    6.96    7.54   8.11
   70         5.17    5.39    5.66    6.01   6.44    6.99    7.61    8.29   9.00
   75         5.49    5.75    6.06    6.46   6.96    7.61    8.43    9.29  10.17
   80         5.84    6.13    6.49    6.95   7.54    8.29    9.29   10.54  11.71
   85         6.18    6.51    6.91    7.43   8.11    9.00   10.17   11.71  13.57

         Rates for a Variable Annuity with Assumed Net Return Rate of 5%

                             Age of Second Annuitant

 Age of
Annuitant     45      50      55      60     65      70      75      80      85
---------     --      --      --      --     --      --      --      --      --

   45       $5.01   $5.15   $5.33   $5.56  $5.83   $6.17   $6.55    $6.98  $7.40
   50        5.15    5.29    5.48    5.71   6.01    6.36    6.78     7.23   7.68
   55        5.33    5.48    5.66    5.91   6.23    6.61    7.05     7.54   8.05
   60        5.56    5.71    5.91    6.16   6.51    6.93    7.42     7.96   8.53
   65        5.83    6.01    6.23    6.51   6.87    7.34    7.89     8.51   9.16
   70        6.17    6.36    6.61    6.93   7.34    7.87    8.51     9.23  10.00
   75        6.55    6.78    7.05    7.42   7.89    8.51    9.33    10.20  11.14
   80        6.98    7.23    7.54    7.96   8.51    9.23   10.20    11.44  12.64
   85        7.40    7.68    8.05    8.53   9.16   10.00   11.14    12.64  14.51

        Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                    OPTION 5

                           LIFE INCOME FOR TWO PAYEES

                         JOINT AND LAST SURVIVOR ANNUITY
                              100% TO THE SURVIVOR
                            120 MONTHS MINIMUM PERIOD

                 AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                 AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

      Rates for a Fixed Annuity with Guaranteed Interest Rate of 3.5%; and
        Rates for a Variable Annuity with Assumed Net Return Rate of 3.5%

                             Age of Second Annuitant

 Age of
Annuitant     45      50      55      60     65      70      75       80     85
---------     --      --      --      --     --      --      --       --     --

   45       $3.69   $3.75   $3.80   $3.84  $3.87   $3.89   $3.91    $3.91  $3.92
   50        3.75    3.89    3.97    4.04   4.09    4.13    4.15     4.16   4.17
   55        3.80    3.97    4.15    4.26   4.35    4.41    4.46     4.48   4.49
   60        3.84    4.04    4.26    4.50   4.65    4.76    4.84     4.89   4.91
   65        3.87    4.09    4.35    4.65   4.98    5.17    5.31     5.41   5.46
   70        3.89    4.13    4.41    4.76   5.17    5.62    5.87     6.05   6.15
   75        3.91    4.15    4.46    4.84   5.31    5.87    6.48     6.79   6.98
   80        3.91    4.16    4.48    4.89   5.41    6.05    6.79     7.50   7.83
   85        3.92    4.17    4.49    4.91   5.46    6.15    6.98     7.83   8.50

         Rates for a Variable Annuity with Assumed Net Return Rate of 5%6

                             Age of Second Annuitant

  Age of
 Annuitant     45      50      55      60     65      70     75       80     85
 ---------     --      --      --      --     --      --     --       --     --
    45       $4.63   $4.68   $4.73   $4.77  $4.80   $4.82   $4.84   $4.85  $4.85
    50        4.68    4.80    4.88    4.94   4.99    5.03    5.06    5.07   5.08
    55        4.73    4.88    5.04    5.14   5.23    5.29    5.34    5.37   5.38
    60        4.77    4.94    5.14    5.37   5.51    5.62    5.70    5.75   5.78
    65        4.80    4.99    5.23    5.51   5.82    6.00    6.15    6.24   6.30
    70        4.82    5.03    5.29    5.62   6.00    6.44    6.68    6.86   6.96
    75        4.84    5.06    5.34    5.70   6.15    6.68    7.27    7.57   7.76
    80        4.85    5.07    5.37    5.75   6.24    6.86    7.57    8.26   8.58
    85        4.85    5.08    5.38    5.78   6.30    6.96    7.76    8.58   9.23

        Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

      V. SPECIAL PROVISIONS

      The Special Provisions section which applies to this Contract is shown on the Specifications page under Type of Plan. The other sections under Special Provisions do not apply.

5.01. Deferred Compensation Plan

      (a) Control of Contract: All rights in this Contract rest with the Contract Holder, who is entitled to all amounts held under this Contract. The Contract Holder, or authorized designee of the Contract Holder (as allowed by law), may make any choices allowed by this Contract with respect to Individual Accounts. Any choices made under this Contract must be in writing. Until receipt of such choices in its Home Office, Aetna may rely on any prior choices made. This Contract, and any Individual Accounts, are not subject to the claims of any creditors of Participant except to the extent permitted by law.

      (b) Designation of Beneficiary: The beneficiary shall be the Contract Holder.

      (c) Individual Accounts: Aetna will maintain Individual Account(s) as instructed by the Contract Holder.

      (d) Maintenance Fee: The Maintenance Fee (see 6.01) will be deducted from the Current Value on the anniversary of the Individual Account effective date and on surrender of the entire Individual Account.

            Any portion of the Maintenance Fee deducted from the Fixed Account will not exceed the interest in excess of 4% and Net Purchase Payments credited to the Fixed Account during the 12 months prior to the deduction.

      (e) Current Value: The Current Value as determined in 3.09 of an Individual Account at the end of a Valuation Period.

      (f) Sum Payable at Death (Before Annuity Payments Start): Aetna will pay to the Beneficiary the Current Value if:

            (1)   The Participant dies before Annuity payments start; and

            (2)   The notice of death is received in good order by Aetna.

            The sum paid will be the Current Value on the date the notice is received at Aetna's Home Office. The amount paid from the Fixed Account will not be less than the Net Purchase Payments allocated to the Fixed Account for the Participant (less any prior transfers (see 3.11) or surrenders). The beneficiary may choose to apply all or any part of the proceeds to an Annuity Option (see Part IV).

      (g) Surrender Value: After deduction of the Maintenance Fee (if any), Aetna will reduce the amount payable upon surrender of any portion of the Individual Account(s) by a Surrender Fee. The Surrender Fee will be in accordance with the Surrender Fee table in 6.02.

            The total deductions made on surrender of an entire Individual Account will not exceed 7% of the Current Value as of the date of surrender and the Surrender Fee will not exceed 8.5% of the Purchase Payments made to that Account.

      (h) The following sections 5.02, 5.03, and 5.04 of the Special Provisions do not apply to this Contract.

5.02. Allocated Pension or Profit Sharing Plan

      (a) The preceding section 5.01 of the Special Provisions does not apply to this Contract.

      (b) Control of Contract: All rights in this Contract rest with the Contract Holder. The Contract Holder owns all amounts held under this Contract. The Contract Holder (or authorized designee,) may make any choices allowed by this Contract with respect to Individual Accounts. Any choices under this Contract must be in writing. Until receipt of such choices in its Home Office, Aetna may rely on any prior choices made. This Contract and any Individual Accounts are not subject to the claims of any creditors except to the extent permitted by law.

      (c) Designation of Beneficiary: The Contract Holder shall name the beneficiary for each Participant.

      (d) Individual Accounts: If instructed by the Contract Holder, Aetna will maintain two Individual accounts for each Participant: a Participant's Individual Account for crediting employee Purchase Payments and a Plan Individual Account for crediting employer Purchase Payments.

      (e) Maintenance Fee: The Maintenance Fee (see 6.01) will be deducted from the Current Value on each anniversary of the Individual Account effective date and upon surrender of the entire Individual Account.

            Any portion of the Maintenance Fee deducted from the Fixed Account will not exceed the interest in excess of 4% and Net Purchase Payments credited to the Fixed Account during the 12 months prior to the deduction.

      (f) Current Value: The Current Value as determined in 3.09 of an Individual Account at the end of a Valuation Period.

      (g) Sum Payable at Death (Before Annuity Payments Start): Aetna will pay the Current Value to the beneficiary if:

            (1)   the Participant dies before Annuity payments start; and

            (2)   the notice of death is received in good order by Aetna.

            The sum paid will be the Current Value of the Participant's Individual Account on the date when the notice is received at Aetna's Home Office. The amount paid from the Fixed Account will not be less than the Net Purchase Payments allocated to the Fixed Account under the Participant's Individual Account (less any prior transfers (see 3.11) or surrenders). The Contract Holder will determine if any additional amounts are payable to the beneficiary. The beneficiary may choose to apply all or part of the payment to an Annuity Option (see Part
            IV). If no beneficiary exists, the payment will be made to the estate of the Participant.

      (h) Surrender Value: After deduction of the Maintenance Fee (if any) Aetna will reduce the amount payable upon surrender of any portion of the Individual Account(s) by a Surrender Fee. The Surrender Fee will be in accordance with the Surrender Fee table in 6.02.

            The total deductions made on surrender of an entire Individual Account will not exceed 7% of the Current Value as of the date of surrender and the Surrender Fee will not exceed 8.5% of the Purchase Payments made to that Account.

      (i) The following Sections 5.03 and 5.04 of the Special Provisions do not apply to this Contract.

5.03. Unallocated Pension or Profit Sharing Plan

      (a) The preceding Sections 5.01 and 5.02 of the Special Provisions do not apply to this Contract.

      (b) Control of Contract: All rights in this Contract rest with the Contract Holder. The Contract Holder owns all amounts held under this Contract. The Contract Holder may make any choices allowed by this Contract. Any choice made by any party to this Contract must be in writing. Until receipt of such choices in its Home Office of Aetna, Aetna may rely on any prior choices made. This Contract is not subject to the claims of any creditor except to the extent permitted by law.

      (c) Designation of Beneficiary: The Contract Holder shall name the beneficiary for each Participant.

      (d) Individual Accounts: There are no Individual Accounts under this Contract. Aetna will maintain one unallocated Plan Account in the name of the Contract Holder to which Net Purchase Payment(s) will be credited.

      (e) Maintenance Fee: The Maintenance Fee (see 6.01) will be deducted from the Plan Account Current Value on each anniversary of the Plan Account effective date and on surrender of the entire Plan Account.

            Any portion of the Maintenance Fee deducted from the Fixed Account will not exceed the interest in excess of 4% and Net Purchase Payments credited to the Fixed Account during the 12 months prior to the deduction.

      (f) Current Value: The Current Value as determined in 3.09 of the Plan Account at the end of a Valuation Period.

      (g) Sum Payable at Death (Before Annuity Payments Start): Aetna will pay to the beneficiary any portion of the Plan Account as directed by the Contract Holder if:

            (1)   the Participant dies before Annuity payments start; and

            (2)   the notice of death is received in good order by Aetna.

            The beneficiary may choose to apply all or any part of the payment to an Annuity Option (see Part IV). If no beneficiary exists, the payment will be made to the estate of the Participant

      (h) Surrender Value: After deduction of the Maintenance Fee (if any) the amount paid by Aetna upon surrender of any portion of the Plan Account will be reduced by a Surrender Fee. The Surrender Fee will be in accordance with the Surrender Fee table in 6.02.

            The total deductions made on surrender of an entire Plan Account will not exceed 7% of the Current Value as of the date of surrender and the Surrender Fee will not exceed 8.5% of the Purchase Payments made to that Account.

      (i) The following Sections 5.04 of the Special Provisions does not apply to this Contract.

5.04. Tax Deferred Annuity Plan

      (a) The preceding Sections 5.01, 5.02, and 5.03 of the Special Provisions do not apply to this Contract.

      (b) Control of Contract: This is a Contract between the Contract Holder and Aetna only to satisfy the "purchase" requirements of Section 403(b)(1) of the Internal Revenue Code of 1954, as amended. The Contract Holder has no right, title, or interest in the amounts held under the Contract either by reason of remitting Purchase Payments or applying for this Contract.

            Each Participant shall own all amounts held in their Individual Account. Each Participant may make any choices allowed by this Contract for their Individual Account. Choices made under this Contract must be in writing. Until receipt of such choices in its Home Office, Aetna may rely on any previous choices made. This Contract and any Individual Accounts shall not be subject to the claims of any creditors. This Contract and any Individual Accounts are non-assignable and non-transferable.

      (c) Designation of Beneficiary: Each Participant shall name their beneficiary.

      (d) Individual Accounts: Aetna will maintain an Individual Account for each Participant.

      (e) Maintenance Fee: The Maintenance Fee (see 6.01) will be deducted from the Current Value on each anniversary of the Individual Account effective date and upon surrender of the entire Individual Account.

            Any portion of the Maintenance Fee deducted from the Fixed Account will not exceed the interest in excess of 4% and Net Purchase Payments credited to the Fixed Account during the 12 months prior to the deduction.

      (f) Current Value: The Current Value as determined in 3.09 of a Participant's Individual Account at the end of a Valuation Period.

      (g) Sum Payable at Death (Before Annuity Payments Start): Aetna will pay the Current Value to the beneficiary if:

            (1)   The Participant dies before Annuity payments start; and

            (2)   The notice of death is received in good order by Aetna.

            The sum paid will be the Current Value on the date the notice is received at Aetna's Home Office. The amount paid from the Fixed Account will not be less than the Net Purchase Payment(s) allocated to the Fixed Account under the Participant's Individual Account (less any prior transfers (see 3.11) or surrenders). The beneficiary may choose to apply all or any portion of the payment to an Annuity Option (see Part IV). If no beneficiary exists, the payment will be made to the estate of the Participant.

      (h) Surrender Value: After deduction of the Maintenance Fee (if any), the amount paid by Aetna upon the surrender of any portion of the Individual Account(s) shall be reduced by a Surrender Fee. The Surrender Fee will be in accordance with the Surrender Fee table in 6.02.

            The total deductions made on surrender of an entire Individual Account will not exceed 7% of the Current Value as of the date of surrender and the Surrender Fee will not exceed 8.5% of the actual Purchase Payments made to that Account.

                                VI. FEE SCHEDULE
                           DEFERRED COMPENSATION PLAN

6.01. Maintenance Fee: The Maintenance Fee will be $0 per.

6.02. Surrender Fee:

      For each surrender from an Individual Account, the Surrender Fee will vary according to the period of time between the effective date of the Individual Account and the date of surrender. The Surrender Fee will be as follows:

             If Period of Time is                                 Surrender Fee
                  5 year or less                                       5%
                  More than 5 years but not more than 6 years          4%
                  More than 6 years but not more than 7 years          3%
                  More than 7 years but not more than 8 years          2%
                  More than 8 years but not more than 9 years          1%
                  More than 9 years                                    0%

      No Surrender Fee is deducted from any portion of the Individual Account which is paid:

      (1)   At the death of a Participant before Annuity payments start; or

      (2)   As a premium for an Annuity for a Participant under this Contract;
            or

      (3)   Under a Section 457 Plan which meets the following criteria:

            (a) The Contract Holder and Aetna agree in writing to have this section apply when the Contract is purchased; and

            (b) The Contract Holder certifies to Aetna that the surrender is due to either a permanent disability, or unforeseen emergency as specified under Section 457(b)(5) of the Internal Revenue Code.

6.03  Table of Values - Fixed Account:

      The values in the following table only apply to a single Purchase Payment of $10,000.

      The Paid-Up Annuity Benefit assumes the Current Value has accumulated in the Fixed Account at the Guaranteed Interest Rate until age 65 and is applied to Option 4 with a stated period of 120 months.

      The Surrender Value assumes the Purchase Payment is credited to the Fixed Account at the Guaranteed Interest Rate at the beginning of the first Contract year. The applicable Surrender Fees are deducted.

      Values would be different for other Purchase Payment amounts, if made at another time, if partial surrenders are made, if Aetna adds interest at a rate greater than the Guaranteed Interest Rate-Fixed Account or if the Annuity payment rates change.

                                 Table of Values
                      For A $10,000 Single Purchase Payment
              Applied at the Guaranteed Interest Rate-Fixed Account

Age of Issue: 35

        End of                     Paid-Up Annuity
       Contract                    Benefit at Age 65            Surrender
         Year                      (Monthly Income)               Value
          1                           $185.85                   $ 9,880.
          2                            185.85                    10,275.
          3                            185.85                    10,686
          4                            185.85                    11,114.
          5                            185.85                    11,558.
          6                            185.85                    12,147
          7                            185.85                    12,765.
          8                            185.85                    13,412.
          9                            185.85                    14,091.
         10                            185.85                    14,802.
         11                            185.85                    15,395.
         12                            185.85                    16,010.
         13                            185.85                    16,651.
         14                            185.85                    17,317.
         15                            185.85                    18,009.
         16                            185.85                    18,730.
         17                            185.85                    19,479.
         18                            185.85                    20,258.
         19                            185.85                    21,068.
         20                            185.85                    21,911.

         25                            185.85                    26,658.

         30                            185.85                    32,434.

                                VI. FEE SCHEDULE
                      QUALIFIED PENSION/PROFIT SHARING PLAN

6.01. Maintenance Fee: The Maintenance Fee will be $20 per Individual Account.

6.02. Surrender Fee:

      For each surrender from an Individual Account, the Surrender Fee will vary according to the number of Purchase Payment Cycles completed for the Individual Account being surrendered. The number and amount of Purchase Payments to be made in a year is chosen by the Contract Holder. A Purchase Payment Cycle is completed when this number and amount of Purchase Payments have been made. The number of Purchase Payment Cycles completed may not be greater than the number of whole years since the Individual Account was established. For each surrender, the Fee will be as follows:

             Number of Purchase Payment Cycles Completed           Surrender Fee

                Less than 5 years                                        5%
                5 or more but less than 7                                4%
                7 or more but less than 9                                3%
                9 or more                                                2%

      No Surrender Fee is deducted from any portion of the Individual Account which is paid:

      (1)   At the death of a Participant before Annuity payments start; or

      (2)   As a premium for an Annuity for a Participant under this Contract.

      (3) After a Participant has reached age 59 1/2 and 9 or more Purchase Payment Cycles have been completed for the Individual Account being surrendered; or

      (4)   Under a Section 457 Plan which meets the following criteria:

            (a) The Contract Holder and Aetna agree in writing to have this section apply when the Contract is purchased; and

            (b) The Contract Holder certifies to Aetna that the surrender is due to either a permanent disability, or unforeseen emergency as specified under Section 457(b)(5) of the Internal Revenue Code.

6.03  Table of Values - Fixed Account:

      The values in the following table only apply to a single Purchase Payment of $1,000.

      The Paid-Up Annuity Benefit assumes the Current Value has accumulated in the Fixed Account at the Guaranteed Interest Rate until age 65 and is applied to Option 4 with a stated period of 120 months. The Surrender Value assumes the Purchase Payment is credited to the Fixed Account at the Guaranteed Interest Rate at the beginning of the first Contract year. The Maintenance Fee and applicable Surrender Fee are deducted. The values would be different for other Purchase Payment amounts, if Purchase Payments are not made when due, if partial surrenders are made, if Aetna adds interest at a rate greater than the Guaranteed Interest Rate-Fixed Account or if the Annuity payment rates change.

                                 Table of Values
                      For A $1,000 Single Purchase Payment
              Applied at the Guaranteed Interest Rate-Fixed Account

Age of Issue: 35

         End of                  Paid-Up Annuity
        Contract                Benefit at Age 65             Surrender
          Year                  (Monthly Income)                Value
            1                       $   18.23                $     969.
            2                           35.75                    1,977.
            3                           52.61                    3,025.
            4                           68.81                    4,115.
            5                           84.39                    5,304.
            6                           99.37                    6,495.
            7                          113.78                    7,815.
            8                          127.63                    9,117.
            9                          140.95                   10,579.
           10                          153.75                   12,001.
           11                          166.07                   13,481.
           12                          177.91                   15,020.
           13                          189.29                   16,620.
           14                          200.24                   18,285.
           15                          210.76                   20,016.
           16                          220.89                   21,816.
           17                          230.62                   23,688.
           18                          239.97                   25,635.
           19                          248.97                   27,660.
           20                          257.62                   29,766.
           25                          296.14                   41,629.
           30                          327.79                   56,063.

                                VI. FEE SCHEDULE
                      QUALIFIED PENSION/PROFIT SHARING PLAN

6.01. Maintenance Fee: The Maintenance Fee will be $15 per Individual Account.

6.02. Surrender Fee:

      For each surrender from an Individual Account, the Surrender Fee will vary according to the number of Purchase Payment Cycles completed for the Individual Account being surrendered. The number and amount of Purchase Payments to be made in a year is chosen by the Contract Holder. A Purchase Payment Cycle is completed when this number and amount of Purchase Payments have been made. The number of Purchase Payment Cycles completed may not be greater than the number of whole years since the Individual Account was established. For each surrender, the Fee will be as follows:

            Number of Purchase Payment Cycles Completed            Surrender Fee

               Less than 5                                              5%
               5 or more but less than 7                                4%
               7 or more but less than 9                                3%
               9 or more but less than 19                               2%
               19 or more                                               0%

      No Surrender Fee is deducted from any portion of the Individual Account which is paid:

      (1)   At the death of a Participant before Annuity payments start; or

      (2)   As a premium for an Annuity for a Participant under this Contract;
            or

      (3) After a Participant has reached age 59 1/2 and 9 or more Purchase Payment Cycles have been completed for the Individual Account being surrendered.

      (4)   Under a Section 457 Plan which meets the following criteria:

            (a) The Contract Holder and Aetna agree in writing to have this section apply when the Contract is purchased; and

            (b) The Contract Holder certifies to Aetna that the surrender is due to either a permanent disability, or unforeseen emergency as specified under Section 457(b)(5) of the Internal Revenue Code.

6.03  Table of Values - Fixed Account:

      The values in the following table only apply to a single Purchase Payment of $1,000.

      The Paid-Up Annuity Benefit assumes the Current Value has accumulated in the Fixed Account at the Guaranteed Interest Rate until age 65 and is applied to Option 4 with a stated period of 120 months. The Surrender Value assumes the Purchase Payment is credited to the Fixed Account at the Guaranteed Interest Rate at the beginning of the first Contract year. The Maintenance Fee and applicable Surrender Fee are deducted. The values would be different for other Purchase Payment amounts, if Purchase Payments are not made when due, if partial surrenders are made, if Aetna adds interest at a rate greater than the Guaranteed Interest Rate-Fixed Account or if the Annuity payment rates change.

                                 Table of Values
                      For A $1,000 Single Purchase Payment
              Applied at the Guaranteed Interest Rate-Fixed Account

Age of Issue: 35

       End of                  Paid-Up Annuity
      Contract                Benefit at Age 65                   Surrender
        Year                  (Monthly Income)                      Value
          1                       $   18.32                      $     974.
          2                           35.93                          1,986.
          3                           52.86                          3,040.
          4                           69.15                          4,135.
          5                           84.80                          5,330.
          6                           99.86                          6,527.
          7                          114.33                          7,853.
          8                          128.25                          9,161.
          9                          141.64                         10,630.
         10                          154.51                         12,060.
         11                          166.88                         13,547.
         12                          178.78                         15,093.
         13                          190.22                         16,702.
         14                          201.22                         18,374.
         15                          211.80                         20,114.
         16                          221.97                         21,923.
         17                          231.75                         23,804.
         18                          241.15                         25,761.
         19                          250.19                         28,363.
         20                          258.89                         30,523.

         25                          297.59                         42,687.

         30                          329.40                         57,487.

                                VI. FEE SCHEDULE
                      QUALIFIED PENSION/PROFIT SHARING PLAN

6.01. Maintenance Fee: The Maintenance Fee will be $30 per Participant.

6.02. Surrender Fee:

      For each surrender from an Individual Account, the Surrender Fee will vary according to the number of Purchase Payment Cycles completed for the Contract. The number and amount of Purchase Payments to be made in a year is chosen by the Contract Holder. A Purchase Payment Cycle is completed when this number and amount of Purchase Payments have been made. The number of Purchase Payment Cycles completed may not be greater than the number of whole years since the Contract was established. For each surrender, the Fee will be as follows:

            Number of Purchase Payment Cycles Completed           Surrender Fee

               Less than 5                                            5%
               5 or more but less than 7                              4%
               7 or more but less than 9                              3%
               9 or more                                              2%

      No Surrender Fee is deducted from any portion of the Individual Account which is paid:

      (1)   At the death of a Participant before Annuity payments start; or

      (2)   As a premium for an Annuity for a Participant under this Contract;
            or

      (3) After a Participant has reached age 59 1/2 and 9 or more Purchase Payment Cycles have been completed on behalf of the Participant.

6.03  Table of Values - Fixed Account:

      The values in the following table only apply to a single Purchase Payment of $1,000.

      The Paid-Up Annuity Benefit assumes the Current Value has accumulated in the Fixed Account at the Guaranteed Interest Rate until age 65 and is applied to Option 4 with a stated period of 120 months.

      The Surrender Value assumes the Purchase Payments are credited to the Fixed Account at the Guaranteed Interest Rate at the beginning of each Contract year. The Maintenance Fee and applicable Surrender Fee are deducted.

      The values would be different for other Purchase Payment amounts, if Purchase Payments are not made when due, if partial surrenders are made, if Aetna adds interest at a rate greater than the Guaranteed Interest Rate-Fixed Account or if the Annuity payment rates change.

                                 Table of Values
                      For A $1,000 Single Purchase Payment
              Applied at the Guaranteed Interest Rate-Fixed Account

Age of Issue: 35

          End of                 Paid-Up Annuity
         Contract               Benefit at Age 65                      Surrender
           Year                 (Monthly Income)                         Value
             1                      $   18.05                         $     959.
             2                          35.40                             1,957.
             3                          52.09                             2,995.
             4                          68.14                             4,074.
             5                          83.56                             5,252.
             6                          98.40                             6,431.
             7                         112.66                             7,738.
             8                         126.38                             9,027.
             9                         139.56                            10,475.
            10                         152.25                            11,884.
            11                         164.44                            13,349.
            12                         176.16                            14,873.
            13                         198.28                            16,457.
            14                         208.70                            18,105.
            15                         218.72                            19,819.
            16                         228.36                            21,602.
            17                         237.62                            23,456.
            18                         246.53                            25,384.
            19                         255.10                            27,389.
            20                         293.23                            29,474

            25                         293.23                            41,221.

            30                         324.58                            55,513.

                                VI. FEE SCHEDULE
                      QUALIFIED PENSION/PROFIT SHARING PLAN

6.01. Maintenance Fee: The Maintenance Fee will be $30 per Participant.

6.02. Surrender Fee:

      For each surrender from a Plan Account, the Surrender Fee will vary according to the number of Purchase Payment Cycles completed for the Plan Account. The number and amount of Purchase Payments to be made in a year is chosen by the Contract Holder. A Purchase Payment Cycle is completed when this number and amount of Purchase Payments have been made. The number of Purchase Payment Cycles completed may not be greater than the number of whole years since the Plan Account was established. For each surrender, the Fee will be as follows:

            Number of Purchase Payment Cycles Completed      Surrender Fee

               Less than 5                                          5%
               5 or more but less than 7                            4%
               7 or more but less than 9                            3%
               9 or more                                            2%

      No Surrender Fee is deducted from any portion of the Plan Account which is paid:

      (1)   At the death of a Participant before Annuity payments start; or

      (2)   As a premium for an Annuity for a Participant under this Contract;
            or

      (3) After a Participant has reached age 59 1/2 and 9 or more Purchase Payment Cycles have been completed on behalf of the Participant.

6.03  Table of Values - Fixed Account:

      The values in the following table only apply to a single Purchase Payment of $1,000.

      The Paid-Up Annuity Benefit assumes the Current Value has accumulated in the Fixed Account at the Guaranteed Interest Rate until age 65 and is applied to Option 4 with a stated period of 120 months.

      The Surrender Value assumes the Purchase Payments are credited to the Fixed Account at the Guaranteed Interest Rate at the beginning of each Contract year. The Maintenance Fee and applicable Surrender Fee are deducted.

      The values would be different for other Purchase Payment amounts, if Purchase Payments are not made when due, if partial surrenders are made, if Aetna adds interest at a rate greater than the Guaranteed Interest Rate-Fixed Account or if the Annuity payment rates change.

                                 Table of Values
                      For A $1,000 Single Purchase Payment
              Applied at the Guaranteed Interest Rate-Fixed Account

Age of Issue: 35

              End of                    Paid-Up Annuity
             Contract                  Benefit at Age 65             Surrender
               Year                    (Monthly Income)                Value
                 1                         $   18.05                $     959.
                 2                             35.40                    1,957.
                 3                             52.09                    2,995.
                 4                             68.14                    4,074.
                 5                             83.56                    5,252.
                 6                             98.40                    6,431.
                 7                            112.66                    7,738.
                 8                            126.38                    9,027.
                 9                            139.56                   10,475.
                10                            152.25                   11,884.
                11                            164.44                   13,349.
                12                            176.16                   14,873.
                13                            187.44                   16,457.
                14                            198.28                   18,105.
                15                            208.70                   19,819.
                16                            218.72                   21,602.
                17                            228.36                   23,456.
                18                            237.62                   25,384.
                19                            246.53                   27,389.
                20                            255.10                   29,474.

                25                            293.23                   41,221.

                30                            324.58                   55,513.

                                VI. FEE SCHEDULE
                            TAX DEFERRED ANNUITY PLAN

6.01. Maintenance Fee: The Maintenance Fee will be $0.

6.02. Surrender Fee:

      For each surrender from an Individual Account, the Surrender Fee will vary according to the period of time between the effective date of the Individual Account and the date of surrender. The Surrender Fee will be determined as follows:

            If Period of Time is                                Surrender Fee

                 5 year or less                                        5%
                 More than 5 years but not more than 6 years           4%
                 More than 6 years but not more than 7 years           3%
                 More than 7 years but not more than 8 years           2%
                 More than 8 years but not more than 9 years           1%
                 More than 9 years                                     0%

      No Surrender Fee is deducted from any portion of the Individual Account which is paid:

      (1)   At the death of a Participant before Annuity payments start; or

      (2)   As a premium for an Annuity for a Participant under this Contract;
            or

6.03  Table of Values - Fixed Account:

      The values in the following table only apply to a single Purchase Payment of $10,000.

      The Paid-Up Annuity Benefit assumes the Current Value has accumulated in the Fixed Account at the Guaranteed Interest Rate until age 65 and is applied to Option 4 with a stated period of 120 months.

      The Surrender Value assumes the Purchase Payments are credited to the Fixed Account at the Guaranteed Interest Rate at the beginning of each Contract year. The applicable Surrender Fee are deducted.

      Values would be different for other Purchase Payment amounts, if made at another time, if partial surrenders are made, if Aetna adds interest at a rate greater than the Guaranteed Interest Rate-Fixed Account or if the Annuity payment rates change.

                                 Table of Values
                      For A $10,000 Single Purchase Payment
              Applied at the Guaranteed Interest Rate-Fixed Account

Age of Issue: 35

              End of              Paid-Up Annuity
             Contract            Benefit at Age 65               Surrender
               Year              (Monthly Income)                  Value
                 1                   $185.85                      $ 9,880.
                 2                    185.85                       10,275.
                 3                    185.85                       10,686
                 4                    185.85                       11,114.
                 5                    185.85                       11,558.
                 6                    185.85                       12,147
                 7                    185.85                       12,765.
                 8                    185.85                       13,412.
                 9                    185.85                       14,091.
                10                    185.85                       14,802.
                11                    185.85                       15,395.
                12                    185.85                       16,010.
                13                    185.85                       16,651.
                14                    185.85                       17,317.
                15                    185.85                       18,009.
                16                    185.85                       18,730.
                17                    185.85                       19,479.
                18                    185.85                       20,258.
                19                    185.85                       21,068.
                20                    185.85                       21,911.

                25                    185.85                       26,658.

                30                    185.85                       32,434.

                                VI. FEE SCHEDULE
                            TAX DEFERRED ANNUITY PLAN

6.01. Maintenance Fee: The Maintenance Fee will be $15 per Individual Account.

6.02. Surrender Fee:

      For each surrender from an Individual Account, the Surrender Fee will vary according to the number of Purchase Payment Cycles completed for the Individual Account being surrendered. The number and amount of Purchase Payments to be made in a year is chosen by the Participant. A Purchase Payment Cycle is completed when this number and amount of Purchase Payments have been made. The number of Purchase Payment Cycles completed may not be greater than the number of whole years since the Individual Account was established. For each surrender, the Fee will be as follows:

            Number of Purchase Payment Cycles Completed       Surrender Fee

               Less than 5                                           5%
               5 or more but less than 7                             4%
               7 or more but less than 9                             3%
               9 or more                                             2%
               19 or more                                            0%

      No Surrender Fee is deducted from any portion of the Individual Account which is paid:

      (1)   At the death of a Participant before Annuity payments start; or

      (2)   As a premium for an Annuity for a Participant under this Contract;
            or

      (3) After a Participant has reached age 59 1/2 and 9 or more Purchase Payment Cycles have been completed for the Individual Account being surrendered.

6.03  Table of Values - Fixed Account:

      The values in the following table only apply to a single Purchase Payment of $1,000.

      The Paid-Up Annuity Benefit assumes the Current Value has accumulated in the Fixed Account at the Guaranteed Interest Rate until age 65 and is applied to Option 4 with a stated period of 120 months.

      The Surrender Value assumes the Purchase Payments are credited to the Fixed Account at the Guaranteed Interest Rate at the beginning of each Contract year. The Maintenance Fee and applicable Surrender Fee are deducted.

      The values would be different for other Purchase Payment amounts, if Purchase Payments are not made when due, if partial surrenders are made, if Aetna adds interest at a rate greater than the Guaranteed Interest Rate-Fixed Account or if the Annuity payment rates change.

                                 Table of Values
                      For A $1,000 Single Purchase Payment
              Applied at the Guaranteed Interest Rate-Fixed Account

Age of Issue: 35

              End of            Paid-Up Annuity
             Contract          Benefit at Age 65                 Surrender
               Year            (Monthly Income)                    Value
                 1                 $   18.32                    $     974.
                 2                     35.93                        1,986.
                 3                     52.86                        3,040.
                 4                     69.15                        4,135.
                 5                     84.80                        5,330.
                 6                     99.86                        6,527.
                 7                    114.33                        7,853.
                 8                    128.25                        9,161.
                 9                    141.64                       10,630.
                10                    154.51                       12,060.
                11                    166.88                       13,547.
                12                    178.78                       15,093.
                13                    190.22                       16,702.
                14                    201.22                       18,374.
                15                    211.80                       20,114.
                16                    221.97                       21,923.
                17                    231.75                       23,804.
                18                    241.15                       25,761.
                19                    250.19                       28,363.
                20                    258.89                       30,523.

                25                    297.59                       42,687.

                30                    329.40                       57,487.

                                VI. FEE SCHEDULE
                           DEFERRED COMPENSATION PLAN

6.01.   Maintenance Fee: The Maintenance Fee will be $20 per Individual Account.

6.02.   Surrender Fee:

        For each surrender from an Individual Account, the Surrender Fee will vary according to the number of Purchase Payment Cycles completed for the Individual Account being surrendered. The number and amount of Purchase Payments to be made in a year is chosen by the Participant. A Purchase Payment Cycle is completed when this number and amount of Purchase Payments have been made. The number of Purchase Payment Cycles completed may not be greater than the number of whole years since the Individual Account was established. For each surrender, the Fee will be as follows:

            Number of Purchase Payment Cycles Completed          Surrender Fee

               Less than 5                                              5%
               5 or more but less than 7                                4%
               7 or more but less than 9                                3%
               9 or more                                                0%

      No Surrender Fee is deducted from any portion of the Individual Account which is paid:

      (1)   At the death of a Participant before Annuity payments start; or

      (2)   As a premium for an Annuity for a Participant under this Contract;
            or

      (3) After a Participant has reached age 59 1/2 and 9 or more Purchase Payment Cycles have been completed for the Individual Account being surrendered; or

6.03  Table of Values - Fixed Account:

      The values in the following table only apply to a single Purchase Payment of $1,000.

      The Paid-Up Annuity Benefit assumes the Current Value has accumulated in the Fixed Account at the Guaranteed Interest Rate until age 65 and is applied to Option 4 with a stated period of 120 months.

      The Surrender Value assumes the Purchase Payments are credited to the Fixed Account at the Guaranteed Interest Rate at the beginning of each Contract year. The Maintenance Fee and applicable Surrender Fee are deducted.

      The values would be different for other Purchase Payment amounts, if Purchase Payments are not made when due, if partial surrenders are made, if Aetna adds interest at a rate greater than the Guaranteed Interest Rate-Fixed Account or if the Annuity payment rates change.

                                 Table of Values
                      For A $1,000 Single Purchase Payment
              Applied at the Guaranteed Interest Rate-Fixed Account

Age of Issue: 35

              End of              Paid-Up Annuity
             Contract            Benefit at Age 65               Surrender
               Year              (Monthly Income)                  Value
                 1                   $   18.23                  $     969.
                 2                       35.75                      1,977.
                 3                       52.61                      3,025.
                 4                       68.81                      4,115.
                 5                       84.39                      5,304.
                 6                       99.37                      6,495.
                 7                      113.78                      7,815.
                 8                      127.63                      9,117.
                 9                      140.95                     10,579.
                10                      153.75                     12,001.
                11                      166.07                     13,481.
                12                      177.91                     15,020.
                13                      189.29                     16,620.
                14                      200.24                     18,285.
                15                      210.76                     20,016.
                16                      220.89                     21,816.
                17                      230.62                     23,688.
                18                      239.97                     25,635.
                19                      248.97                     27,660.
                20                      257.62                     29,766.

                25                      296.14                     41,629.

                30                      327.79                     56,063.


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

                    Aetna Life Insurance and Annuity Company
                        Home Office: 151 FARMINGTON AVE.
                           HARTFORD, CONNECTICUT 06156
                                 (203) 273-0123


               INDIVIDUAL VARIABLE, FIXED, OR COMBINATION CONTRACT
                                NON-PARTICIPATING


G-CDA-HD(XC)